Exhibit 24(b)(4)(ii)
                                          -------------------

                OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
               Class B Share Certificate (8-1/2" x 12-5/8")

I. FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)

          (upper left)   box with heading: NUMBER (OF SHARES)

          (upper right)  box with heading: SHARES

               (centered
               below boxes)   OPPENHEIMER STRATEGIC INCOME & GROWTH
                                   FUND

                    A MASSACHUSETTS BUSINESS TRUST

     (at left) THIS IS TO CERTIFY       (at right) SEE REVERSE FOR
                                           CERTAIN DEFINITIONS

                                        box with CUSIP number
                                             683954 200
     (at left)     is the owner of

     (centered)     FULLY PAID CLASS B SHARES OF
                    BENEFICIAL INTEREST OF

                    OPPENHEIMER STRATEGIC INCOME & GROWTH FUND

                     ------------------------
               (hereinafter called the "Fund") transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

     /s/ George C. Bowen                /s/ Bridget A. Macaskill
     -------------------                ------------------------
     TREASURER                          PRESIDENT



                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                                   SEAL
                                   1992
                       COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                       Countersigned
                                   OPPENHEIMERFUNDS SERVICES
                                   (A division of OppenheimerFunds,
                                        Inc.)
                                   Englewood (Colo.) Transfer Agent

                                   By___________________________
                                        Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 [certificate number]


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - -----------------  Custodian ---------
                              (Cust)                     (Minor)

UNDER UGMA/UTMA --------------------
                    (State)

Additional abbreviations may also be used though not on above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)


For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------
(Please print or type name and address of assignee)

-----------------------------------------------------

---------------------------------------------- Class B Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ------------------------- ---- Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: -----------------------

                         Signed: -----------------------------

                         -------------------------------------
                         (Both must sign if joint owners)

                         Signature(s) ------------------------
                         Guaranteed          Firm or Bank
                         By:       --------------------------
                                             Officer

(text printed            NOTICE: The signature(s) to this
vertically to right      assignment must correspond with the
of above paragraph)      name(s) as written upon the face of the
                         certificate in every particular without
                         alteration or enlargement or any
                         change    whatever.

(text printed in         Signatures must be guaranteed by a
box to left of           financial institution of the type
signature(s))            described in the current prospectus of the
                         Fund.


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                 THIS SPACE MUST NOT BE COVERED IN ANY WAY



EDGAR\275CertB